THIRD AMENDMENT TO THE
                           THIRD RESTATED AND AMENDED
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                             PERFORMANCE STOCK PLAN


         THIS THIRD AMENDMENT TO THE THIRD RESTATED AND AMENDED PUBLIC SERVICE COMPANY OF NEW MEXICO PERFORMANCE STOCK PLAN ("PSP" or the "Plan"), made by the Public Service Company of New Mexico, a New Mexico corporation ("PNM" or the "Company"), is effective December 10, 2000.

         WHEREAS, the Company adopted the Performance Stock Plan effective July 1, 1993;

         WHEREAS, the Company adopted the First Restated and Amended Public Service Company of New Mexico Performance Stock Plan effective January 1, 1996;

         WHEREAS, the Company adopted the First Amendment to the First Restated and Amended Public Service Company of New Mexico Performance Stock Plan effective December 31, 1996;

         WHEREAS, the Company adopted the Second Restated and Amended Public Service Company of New Mexico Performance Stock Plan effective March 10, 1998;

         WHEREAS, the Company adopted the Third Restated and Amended Public Service Company of New Mexico Performance Stock Plan, also effective March 10, 1998;

         WHEREAS, the Company adopted the First Amendment to the PSP to provide greater flexibility to the Compensation and Human Resources Committee of the Board of Directors ("Committee") to grant Awards to Participants throughout the year, to continue to include transferred employees as Participants in the PSP with respect to Awards (as defined in the PSP) granted prior to transfer so as not to adversely affect the existing Awards granted to the transferred employees prior to transfer, and to conform the definition of "Retirement" in the PSP to the definition in the proposed Manzano Corporation Omnibus Performance Equity Plan to avoid any inequity between Participants in the two plans;

         WHEREAS, the Company adopted the Second Amendment to the PSP to clarify what constitutes a "final" change in control event; and

         WHEREAS, the Company desires to amend the PSP to modify the vesting requirements for awards granted in 2000.

         NOW THEREFORE, the Company hereby amends the PSP as follows:


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                  ITEM 1.  Section  8.2,  "Performance  Based  Awards"  shall be modified to read as follows:

                         8.2 Performance Based Awards. Subject to the exceptions
                set forth in Section 8.3, the Performance Based Awards having a Grant Date of December 31, 1993, 1994, and 1995 shall likewise vest on June 30, 1996, if the Participant remains in the continuous employ of the Company from the Grant Date of such Awards until June 30, 1996. Subject to the modifications set forth in Section 8.3, Performance Based Awards granted after December 31, 1995 and before December 1, 2000, shall vest three
                (3) years from the Grant Date of the Award, if the Participant remains in the continuous employ of the Company from the Grant Date to the third anniversary date of such Grant Date. Provided the Participant remains in the continuous employ of the Company from the Grant Date to the anniversary date specified below, Performance Based Awards granted after December 1, 2000, shall vest as follows: (1) at the end of the first anniversary of the Grant Date, the Performance Based Award shall vest thirty-three percent (33%); (2) at the end of the second anniversary of the Grant Date, the Performance Based Award shall vest sixty-six percent (66%); and (3) at the end of the third anniversary of the Grant Date, the Performance Based Award shall vest 100 percent.

                  ITEM 2. Except as amended herein, the Company readopts and redeclares each and every other provision of the PSP.

         IN WITNESS WHEREOF, Public Service Company of New Mexico caused this Third Amendment to the Third Restated and Amended Public Service Company of New Mexico Performance Stock Plan to be executed by its authorized officers, effective as of the date and year first above written.


                                         PUBLIC SERVICE COMPANY OF NEW MEXICO


                                         By /s/ Arthur P. Armano
                                            ---------------------------------
                                            ARTHUR P. ARMANO
                                            Director, Personnel Services




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